FORM 8-K

                                 AMENDMENT NO. 1


                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported) 12/9/96


                          AFFINITY ENTERTAINMENT, INC.
                          ----------------------------
                     Formerly Affinity Teleproductions, Inc.
             (Exact Name of Registrant as specified in its Charter)




     Delaware                      0-12193                22-2473403
--------------------------------------------------------------------------------
(State or other                (Commission File          (IRS Employer
Jurisdiction of                    Number)                Identification
Incorporation)                                            Number)



15310 Amberly Drive, Suite 370, Tampa, FL  33647
------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)



Registrant's Telephone Number, including area code: 813-975-8180

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Tradewinds Television, Inc.

         On September 13, 1996, the Registrant and Tradewinds Television, LLC, a California limited liability company ("Tradewinds"), entered into an Interim Financing and Security Agreement (the "Security Agreement") pursuant to which Tradewinds granted the Registrant, as security for the repayment by Tradewinds of certain loans to be made by the Registrant, a first priority lien on substantially all of Tradewinds' assets (the "Assets"). The Assets include accounts receivable, the name and mark "Tradewinds Television," the rights to the syndicated television series "Bounty Hunters" and distribution rights to certain other television products. Between September 13, 1996 and November 19, 1996, the Registrant loaned Tradewinds an aggregate of approximately $823,000 (the "Loans") pursuant to the Security Agreement.

         Concurrently  with  the  execution  of  the  Security  Agreement,   the
Registrant and Tradewinds engaged in negotiations pursuant to which the Registrant would purchase substantially all of the Assets. The parties entered into an Asset Purchase Agreement dated as of October 3, 1996, as amended, to provide for such acquisition. The sale of the assets was contingent upon the resolution to the satisfaction of the Registrant of various bankruptcy issues concerning other companies affiliated with Royeric Pack, the sole owner of Tradewinds.

         On November 14, 1996, the Registrant filed a complaint in Los Angeles Superior Court asserting that Tradewinds had defaulted under the Loans and the Security Agreement, and seeking judicial foreclosure of the Assets, among other claims. On December 6, 1996, Tradewinds, in lieu of foreclosure on the Assets by the Registrant, agreed to transfer and assign to the Registrant the Assets, subject to certain payables associated therewith, in consideration of the Registrant forgiving the indebtedness evidenced by the Loans. Such indebtedness, including accrued interest and related costs and expenses, was approximately $1,000,000. Also on December 6, 1996, the Registrant entered into an Executive Producer Agreement with Mr.

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
Pack, with respect to Mr. Pack providing executive producing services in connection with the Bounty Hunters series. Pursuant to such agreement, Mr. Pack received a $75,000 payment on December 6, 1996 for the first production season, and is entitled in the second production season to a fee of $3,000 per episode, payable upon airing of each such episode.

         On December 17, 1996, the Registrant agreed with the Trustee of Action Media Group, Inc., a company affiliated with Mr. Pack and which is the subject of a bankruptcy court proceeding ("AMG"), to pay $275,000 to the Trustee of AMG, and to secure in exchange a release of certain claims by the Trustee and AMG against Tradewinds and the Registrant with regard to indebtedness owed by Tradewinds to AMG and the assignment of Assets by Tradewinds to the Registrant in lieu of foreclosure, as described above. On December 18, 1996, the Court having jurisdiction over the AMG bankruptcy proceeding approved the $275,000 payment and release among AMG, Tradewinds and the Registrant.

         An order to this effect (the "Settlement Order") was entered into on January 14, 1997. The Trustee subsequently filed a motion seeking to amend the Settlement Order to carve out from the release certain unspecified liabilities owed by Tradewinds to third parties including AMG. On March 7, 1997, this motion was denied. The Registrant expects that the Trustee will execute the release shortly. The $275,000 payment will be made by the Registrant upon receipt of such release.

         The loans made to Tradewinds by the Registrant and the $275,000 to be paid to the Trustee of AMG are from internally generated funds of the Registrant.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a)       Financial Statements

                  (1) Unaudited Pro Forma Combined Financial Statements of Affinity Entertainment, Inc.



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

         b)       Exhibits

                  10.01 Interim Financing and Security Agreement, dated as of September 13, 1996(1);

                  10.02           Asset Purchase Agreement, dated as of October
                                  3, 1996(1);

                  10.03 Amendment No. 1 to the Asset Purchase Agreement, dated as of November 19, 1996(1);

                  10.04           $600,000 Secured Promissory Note(1);

                  10.05           Acknowledgment regarding $600,000 Note(1);

                  10.06           $122,997.18 Secured Promissory Note(1);

                  10.07           Acknowledgment regarding $122,997.18 Note(1);

                  10.08           $100,000 Secured Promissory Note(1);

                  10.09           Acknowledgment regarding $100,000 Note(1);

                  10.10 Assignment of Collateral in Lieu of Foreclosure, dated December 6, 1996(1).


(1) Incorporated by reference to the Current Report on Form 8-K as filed with the Commission on December 24, 1996.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 13, 1997                              AFFINITY ENTERTAINMENT, INC.
      -----------------------


                                                    By:  /s/ William J. Bosso
                                                         -----------------------
                                                         William J. Bosso
                                                         President


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



                  AFFINITY ENTERTAINMENT, INC. and SUBSIDIARIES

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The Company's September 30, 1996 unaudited pro forma combined financial statements give effect to the Company's acquisition of certain assets and related liabilities of Tradewinds Television LLC, as set forth in Note I to the financial statements, as if the acquisition and had occurred for balance sheet purposes on September 30, 1996, and for statement of operations purposes on October 1, 1996. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results. These Unaudited Pro Forma Combined Financial Statements should be read in conjunction with the Company's Consolidated Audited Financial Statements dated September 30, 1996 and Notes thereto.


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



                  AFFINITY ENTERTAINMENT, INC. and SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                 (IN THOUSANDS)


                                                     Historical           Historical     Pro Forma
                                                     Company              Tradewinds     Adjustments       Pro Forma
                                                     -------              ----------     -----------       ---------
ASSETS
Cash and cash equivalents............................  $  1,366             $  --      $        --           $ 1,366
Accounts receivable..................................       133               345               --               478
Programming costs....................................       990               430            1,021             2,441
Other current assets.................................       188                --               --               188
Property and equipment, net..........................       543                --               --               543
Loans receivable.....................................       539                --             (539)              --
Due from officers and employees......................        68                --               --                68
Investment in joint venture..........................       250                --               --               250
Other assets.........................................       315                --               --               315
                                                        -------             -----          --------          -------
Total assets.........................................   $ 4,392              $775         $    482            $5,649
                                                        =======              ====         =========           ======

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities..................................  $    151            $2,319          $(1,062)           $1,408
Preferred stock......................................       487                --               --               487
Common stock.........................................        83                --               --                83
A.P.I.C..............................................    15,826                --               --            15,826
Deficit..............................................    (5,894)           (1,544)           1,544            (5,894)
Stock subscription receivable........................    (5,829)               --               --            (5,829)
Unearned compensation................................      (432)               --               --              (432)
                                                       --------        -----------     -----------         ---------
Total liabilities and stockholders equity............   $ 4,392           $   775         $    482           $ 5,649
                                                        =======           =======         ========           =======

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



                  AFFINITY ENTERTAINMENT, INC. and SUBSIDIARIES

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1996
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                       Historical        Historical      Pro Forma
                                                       Company           Tradewinds     Adjustments        Pro Forma
                                                       -------           ----------     -----------        ---------


Revenue..............................................   $ 2,078           $   138              --          $   2,216
Cost of revenue......................................     1,046               406              --              1,452
General and administrative...........................     5,437             1,812              --              7,249
Forgiveness of debt..................................        --              (484)             --          $   (484 )
                                                     -----------         --------         ---------        --------
Loss from operations before other income.............    (4,405)           (1,596)             --             (6,001)
Other income.........................................       237                --              --                237
                                                       --------       -----------         ---------         --------
Net loss.............................................   $(4,168)          $(1,596)             --            $(5,764)
                                                        =======           =======         =========          =======

Net loss per common share............................   $ ( .56)                                           $   ( .77)
                                                        =======                                              =======
Average shares outstanding...........................     7,420                                                7,420
                                                          =====                                                =====

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


                  AFFINITY ENTERTAINMENT, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED PRO FORMA STATEMENTS
                            AS OF SEPTEMBER 30, 1996


(1) On December 6, 1996, the Company acquired certain assets and related liabilities as an Assignment of Collateral in lieu of foreclosure on a note between the Company and Tradewinds Television, LLC ("Tradewinds"). The Company had previously advanced approximately $823,000 to Tradewinds to purchase certain assets of Tradewinds. The pro forma adjustments reflect the effects of the assets acquired and liabilities assumed which have been accounted for using the purchase method in accordance with APB Opinion No. 16.

(2) The adjusted net loss per common share is based upon the weighted average number of shares of the Company outstanding.

(3) The fair value of the consideration given by the Company to Tradewinds Television, LLC equaled $823,000. The excess of the consideration given over the net book value of the assets, net of the liabilities acquired, of Tradewinds were allocated to the programming capitalized costs, thereby increasing the programing costs by $1,021,000.






















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